SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]	Preliminary Proxy Statement
[  ]	Confidential, for Use of the Commission Only
(as permitted by
Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to section
240.14a-11(c) or section
240.14a-12
JOHNSON MUTUAL FUNDS TRUST
(Name of Registrant as Specified in Its Charter)
_______________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[  ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4)
and 0-11.
	1) Title of each class of securities to which
transaction applies:
_____
	2) Aggregate number of securities to which
transaction applies:
_____
	3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____
	4) Proposed maximum aggregate value of
transaction:  _____
	5) Total fee paid:  _____

[  ]	Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as
provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1) Amount Previously Paid:  _____
	2) Form, Schedule or Registration Statement
No.:  _____
	3) Filing Party:  _____
	4) Date Filed:  _____


JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
(513) 661-3100
(800) 541-0170

November 12, 2001

Dear Shareholder:

I am writing to inform you that a special meeting of the shareholders of the
Johnson Mutual Funds will be held on December 18,
2001 at 10:00 a.m.
Eastern Time at our offices. You do not need to attend the meeting to participate. However, it is important for you to take a few minutes to read the enclosed material regarding this special meeting.

The purpose of the meeting is to approve a new
Management Agreement
for each of the Johnson Mutual Funds between the Johnson Mutual Funds
Trust and Johnson Investment Counsel, Inc.  On
October 1, 2001, a group
of our employees joined me to form a new company, which will retain the name of Johnson Investment Counsel, Inc. Approval of the Management
Agreements is necessary as a result of this change.

All significant aspects of the Funds' new investment adviser will remain unchanged. The new employee-owned firm will solidify our independence and maintain our strong incentive to provide continuity of service to you.
No changes are planned that will affect the services or management provided to the Johnson Mutual Funds. All portfolio management, research and administrative personnel will remain in place.

We remain committed to a team approach to investment management, financial planning, consulting and trust services. I will continue to lead the company as President and will focus on developing management and their successors at all levels of the firm.

Enclosed is a ballot for you to vote your shares for each fund that you may own. We request that you vote "FOR" the proposal by completing the enclosed proxy ballot(s) and by returning the ballot(s) to us in the postage paid envelope. If you have any questions, please give your Portfolio
Manager or Marc Figgins, the manager of our Mutual
Funds Department,
a call. We will be glad to assist you or answer any questions you may have in this matter. Thank you for your assistance and confidence in us to serve your investment needs.

Sincerely,

Timothy E. Johnson
President

Enclosures


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE
ON THE PROPOSALS FOR THE
JOHNSON MUTUAL FUNDS

Please read the entire proxy statement. Below is a brief question and answer overview of the matter to be voted upon. Your vote is important.
If you have questions regarding the proposals, please call your Portfolio
Manager or Marc Figgins at (513) 661-3100 in the
Cincinnati area or (800)
541-0170 outside of Cincinnati. We appreciate the confidence you have placed in the Johnson Mutual Funds and look forward to helping you achieve your financial goals through our services.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

You are being asked to vote on the following
proposal:
TO APPROVE A NEW MANAGEMENT AGREEMENT WITH RESPECT
TO THE FUND BETWEEN THE JOHNSON MUTUAL FUNDS TRUST
AND JOHNSON INVESTMENT COUNSEL.
Q:	Johnson Investment Counsel has always been the
investment
adviser for my Johnson Mutual Fund.  Why do I need to
vote on this
proposal?
A:	Recently, the assets of Johnson Investment
Counsel were
acquired by a corporation formed by a group of Johnson Investment
Counsel's employees (the "Acquisition").  The
Acquisition was undertaken
to promote the independence of Johnson Investment
Counsel through
employee control of the company. You are being asked to approve new management agreements because the Acquisition caused the original agreements to terminate. The Board of Trustees of your Funds has acted to permit the newly formed Johnson Investment Counsel to continue to act as adviser to the Funds on an interim basis, but your approval of the new management agreements is necessary to permit Johnson
Investment
Counsel to act as investment adviser after the interim period expires.

Q:	Will the management of my Mutual Fund change?
A:	No.  All portfolio management, research
personnel and
administrative employees of the adviser will remain in place to ensure that no change to the management style will take place.
All investment
policies will also remain unchanged.

Q:	Has my Fund's Board of Trustees approved the
new management
agreements?
A:	Yes.  The Board unanimously recommended
approval of the
management agreements on September 19, 2001 and recommends that you vote to approve the new management agreements.

Q:	Will the fees and expenses of my Fund increase?
A:	All current fee and expense structures will
remain the same.  All
fee waivers will also remain in place.

Q:	How do I vote my shares?
A:	Please vote your shares by completing and
signing the enclosed
proxy ballot and mailing it in the enclosed postage paid envelope. We encourage you to contact your Portfolio Manager or Marc Figgins at the phone numbers listed above with any questions.

Q:	When and where will the meeting be held?
A:	The meeting will be held at the offices of
Johnson Investment
Counsel on December 18, 2001 at 10:00 a.m. Eastern
Time.  However,
you do not need to attend the meeting and can simply vote through the proxy process.

Q:	What happens if a new management agreement is
not approved?
A:	If the shareholders of a Fund do not approve a
new management
agreement, the Board of Trustees will take such additional steps as they deem in the best interests of the shareholders of the Fund.

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
(513) 661-3100
(800) 541-0170

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Johnson Mutual Funds will host a Special Meeting of Shareholders on
December 18, 2001 at 10:00 a.m. Eastern Time. This joint meeting for the shareholders of each of the Johnson Mutual Funds will be held at the
Johnson Investment Counsel offices, 3777 West Fork
Road, Cincinnati,
Ohio. At the meeting, we will ask shareholders of each Fund to vote on:

A PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT
WITH RESPECT TO THE FUND BETWEEN THE
JOHNSON MUTUAL FUNDS TRUST AND JOHNSON INVESTMENT
COUNSEL.

By Order of the Board of Trustees
David C. Tedford, Secretary
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio  45247


JOHNSON MUTUAL FUNDS
YOUR VOTE IS IMPORTANT

Shareholders are invited to attend the meeting in
person.  IF YOU PLAN
TO ATTEND THIS MEETING, PLEASE CONTACT MARC FIGGINS
AT
(513) 661-3100 IN THE CINCINNATI AREA OR (800) 541-
0170
OUTSIDE OF CINCINNATI. When you arrive at the meeting, please present your proxy ballot to enter. If you do not expect to attend the meeting, you are urged to vote using the enclosed proxy ballot. Please indicate your voting instructions on the enclosed proxy ballot, date and sign the ballot, and return it in the envelope provided. If you sign, date and return the proxy ballot but give no voting instructions, your shares will be voted "FOR" the proposal presented above.

The following general rules for executing your proxy ballots may be of assistance to you:

1.	INDIVIDUAL ACCOUNTS: Your name should be signed
exactly
as it appears in the registration on the proxy ballot.

2.	JOINT ACCOUNTS: Either party may sign, but the
name of the
party signing should conform exactly to a name shown in the registration.

3.	ALL OTHER ACCOUNTS should show the capacity of
the
individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy ballot. For example:

REGISTRATION EXAMPLE	VALID SIGNATURE
Smith Corporation	James Smith, Secretary
Smith Corporation c/o James Smith, Secretary	James
Smith, Secretary
Smith Corporation Pension Plan	James Smith,
Trustee
James Smith Trust	James Smith, Trustee
James Smith, Trustee Under Trust Dated 12/28/1978
	James Smith,
Trustee
James Smith, Custodian F/B/O John Smith UTMA	James
Smith

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
JOHNSON MUTUAL FUNDS
JOHNSON GROWTH FUND
JOHNSON OPPORTUNITY FUND
JOHNSON REALTY FUND
JOHNSON FIXED INCOME FUND
JOHNSON MUNICIPAL INCOME FUND
JIC INSTITUTIONAL BOND FUND I
JIC INSTITUTIONAL BOND FUND II
JIC INSTITUTIONAL BOND FUND III

TO BE HELD ON DECEMBER 18, 2001 AT 10:00 A.M. EASTERN
TIME

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the Johnson
Mutual Funds Trust (the "Trust") to be used at the Special Meeting of
Shareholders of the Johnson Mutual Funds (the
"Funds") and at any
adjournments thereof. The Meeting will be held on December 18, 2001 at
10:00 a.m. Eastern Time at 3777 West Fork Road,
Cincinnati, Ohio
45247, the office of the Funds' investment adviser, Johnson Investment
Counsel. Shareholders of each Johnson Mutual Fund will vote separately.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy ballot on or about
November 12, 2001.
Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust or Johnson Investment Counsel. If a Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Johnson Investment
Counsel will pay the
expenses in connection with preparing this Proxy
Statement and its
enclosures and of all solicitations.

If the enclosed proxy ballot is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy ballot, by the Trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxy ballots solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy ballot, it will be voted FOR the matters specified on the proxy ballot. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of the proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to
ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Johnson Trust
Company will vote
shares for all accounts for which it serves as trustee for these accounts.

If a quorum is not present at the Meeting, or if a quorum is present at the
Meeting but sufficient votes to approve the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shareholders of record at the close of business on October 31, 2001 will be entitled to vote at the Meeting. The following table indicates the shares of the Funds issued and outstanding as of this date.
Each such
shareholder will be entitled to one vote for each share held on that date.
Full and fractional shares will be voted.

FUND	SHARES OUTSTANDING
Johnson Growth Fund	2,012,245.612
Johnson Opportunity Fund	2,440,604.333
Johnson Realty Fund	699,674.821
Johnson Fixed Income Fund	2,438,437.119
Johnson Municipal Income Fund	477,409.099
JIC Institutional Bond Fund I	3,005,844.972
JIC Institutional Bond Fund II	2,959,088.184
JIC Institutional Bond Fund III	2,660,959.986

For a free copy of a Fund's annual report for the fiscal year ended
December 31, 2000 and most recent semi-annual report, call (513) 661-
3100 or (800) 541-0170.

VOTE REQUIRED:  APPROVAL OF THE PROPOSAL REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES" OF EACH OF THE FUNDS.  UNDER THE
INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT") THE
VOTE
OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES"
MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF 1) 67% OR
MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING
OR
REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50%
OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR
REPRESENTED BY PROXY OR 2) MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES.

PROPOSAL:  TO APPROVE A NEW MANAGEMENT AGREEMENT
WITH RESPECT TO THE FUND BETWEEN THE JOHNSON MUTUAL
FUNDS TRUST AND JOHNSON INVESTMENT COUNSEL.

INTRODUCTION: Subject to shareholder approval, the Board of Trustees of the Trust has approved new management agreements for the Funds.
The primary purpose of this proposal is to allow
Johnson Investment
Counsel to serve as investment adviser and manager of your Fund.

Recently, a group of employees, including Timothy E.
Johnson, President
and Trustee of the Trust, formed NRIA, Inc. and proposed to acquire the assets of Johnson Investment Counsel, Inc., the investment adviser to the funds. In this proxy statement, the company formerly known as Johnson
Investment Counsel, Inc. is referred to as "JIC." On
October 1, 2001,
NRIA, Inc. acquired substantially all of the assets of JIC for $14,818,011
(including $10,500,000 in cash and promissory notes in the principal amount of $4,318,011) (the "Acquisition"). NRIA, Inc.
immediately
changed its name to Johnson Investment Counsel, Inc.
following the date
of closing and will continue to operate under the name "Johnson
Investment Counsel." In this proxy statement, the newly formed company is referred to as "Johnson Investment Counsel." As part of the Acquisition,
JIC assigned the Funds' investment management agreements to Johnson
Investment Counsel. Under the Investment Company Act of 1940, as
amended (the "Investment Company Act"), a management agreement automatically terminates in the event of its assignment. Thus, the
Acquisition resulted in the termination of the Funds' management agreements with JIC on October 1, 2001.

As part of the formation of NRIA, Inc., Timothy E.
Johnson, President and
a Trustee of the Trust, purchased 20,000 shares of NRIA, Inc. (now
Johnson Investment Counsel) at a price of $10 per share (including $5 per share in cash and $5 per share in a personal guarantee of debt of NRIA,
Inc.). By agreement of the shareholders, Mr. Johnson has the right to determine the composition of the Board of Directors of Johnson
Investment Counsel until the later of 1) June 30,
2008 or 2) the date upon
which the promissory notes given in connection with the Acquisition are paid in full. As a result of the above-described ownership in NRIA, Inc.
(now Johnson Investment Counsel), Mr. Johnson may be deemed to have a material interest in the Acquisition.

THE OLD MANAGEMENT AGREEMENTS:  Prior to October 1,
2001, JIC
served as investment adviser to the Funds pursuant to four separate management agreements. The old management agreement for the
Johnson Growth Fund and the Johnson Fixed Income
Fund, dated
December 18, 1992, as amended on January 1, 1999, was approved by each Fund's sole shareholder on December 18, 1992.
The old
management agreement for the Johnson Opportunity Fund and the
Johnson Municipal Income Fund, dated February 15,
1994, as amended
on January 1, 1999, was approved by each Fund's sole shareholder on
May 16, 1994. The old management agreement for the Johnson Realty
Fund, dated December 30, 1997, as amended on January
1, 1999, was
approved by the Fund's sole shareholder on January 2, 1998. The old management agreement for the JIC Institutional Bond
Fund I, the JIC
Institutional Bond Fund II and the JIC Institutional
Bond Fund III, dated
August 23, 2000, was approved by each Fund's sole shareholder on
August 31, 2000. Each of the old management agreements was renewed by the Board of Trustees, including the Trustees who are not interested persons, as defined in the Investment Company Act
(the "Independent
Trustees") on May 2, 2001.

The four old management agreements required JIC to furnish an investment program for each Fund; to determine the securities to be purchased for, held or sold by each Fund; and to determine the portion of each Fund's assets to be held uninvested. The old management agreements further provided that JIC would not be liable for any error of judgment, mistake of law, act or omission connected with services rendered or payments made pursuant to the agreements, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of JIC's obligations under the agreements.

Under the old management agreements for the Growth
Fund, the
Opportunity Fund, the Realty Fund, the Fixed Income
Fund and the
Municipal Income Fund, as amended, the Funds were obligated to pay
JIC a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. However, JIC committed to waive its fee to 0.95% of such assets for the Growth Fund,
Opportunity Fund and Realty Fund, 0.85% of such assets for the Fixed
Income Fund and 0.65% of such assets for the Municipal Income Fund.
Under the old management agreement for the JIC
Institutional Bond Fund
I, the JIC Institutional Bond Fund II and the JIC
Institutional Bond Fund III,
the Funds paid a fee at the rate of 0.30% for each Fund's average daily net assets.

THE INTERIM MANAGEMENT AGREEMENTS: Ordinarily, shareholder approval must be obtained before a management agreement takes effect.
Rule 15a-4 under the Investment Company Act, however, permits an adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund's board but that has not received shareholder approval, if the following conditions are met:

1.	the adviser's compensation under the interim
agreement is no
greater than under the previous agreement;

2.	the Fund's Board of Trustees, including a
majority of the trustees
who are not interested persons as defined in the Investment Company Act
(the "Independent Trustees"), has voted in person to approve the interim agreement before the previous agreement is terminated;

3.	the Fund's Board of Trustees, including a
majority of the
Independent Trustees, determines that the scope and quality of services to be provided to the Fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

4.	the interim agreement provides that the Fund's
Board of Trustees
or a majority of the Fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than ten (10) calendar days written notice to the adviser;

5.	the interim agreement contains the same
provisions as the
previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the Board of Trustees; and

6.	the interim agreement provides, in accordance
with the specific
provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

The Funds' management agreements terminated on October 1, 2001.
Because shareholder approval for new management agreements was not obtained before that date, interim management agreements for the Funds, which were approved by the Board of Trustees on September 19, 2001, took effect. The interim management agreements allow
Johnson
Investment Counsel to serve as adviser for one hundred fifty (150) days after Acquisition or, if earlier, until new management agreements are approved by shareholders. If shareholders approve the new management agreements within the 150-day period, the amount held in the escrow account, plus interest, will be paid to Johnson
Investment Counsel.  If
shareholders do not approve the new management agreements, Johnson
Investment Counsel will be paid the lesser of the costs incurred in performing its services under the interim agreements or the total amount in the escrow account, plus interest earned.

THE NEW MANAGEMENT AGREEMENTS: Subject to shareholder approval, the Trust will enter into two new management agreements with
Johnson Investment Counsel. The terms and conditions of each new management agreement are identical in all material respects to those of the corresponding old management agreement, with the exception of the dates of execution, effectiveness and termination.

The management fees that Johnson Investment Counsel will receive from each Fund under the new management agreements are identical to the fees charged under the old management agreements.
Thus, the new
management agreements for the Growth Fund, the Opportunity Fund, the
Realty Fund, the Fixed Income Fund and the Municipal
Income Fund
provide that the each Fund will each pay a fee of 1.00% of its average daily net assets, although Johnson Investment Counsel has committed to waive its fee to 0.95% of such assets for the Growth
Fund, Opportunity
Fund and Realty Fund, 0.85% of such assets for the Fixed Income Fund and 0.65% of such assets for the Municipal Income
Fund.  Johnson
Investment Counsel intends that these fee limitations will be permanent, although it reserves the right to remove such limitations at any time after
April 30, 2004. Under the new management agreement for the JIC
Institutional Bond Fund I, the JIC Institutional Bond
Fund II and the JIC
Institutional Bond Fund III, the Funds will pay a fee at the rate of 0.30% each Fund's average daily net assets.

Each new management agreement will become effective upon shareholder approval. The new management agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by 1) the Board of Trustees or
2) a vote of a majority (as defined in the Investment
Company Act) of the
outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent
Trustees, by a vote cast
in person at a meeting called for the purpose of voting on such approval.
The new agreements may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by Johnson Investment
Counsel, by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the applicable Fund.
Each new
management agreement automatically terminates in the event of its assignment.

Each new management agreement provides that Johnson
Investment
Counsel shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation, a loss resulting from willful misfeasance, bad faith or gross negligence, or a loss resulting from the adviser's reckless disregard of its obligations under the new management agreement.

As a result of the Acquisition, a trustee and several officers of the Trust may be deemed to have a material interest in the approval of the new management agreements. Thus, Timothy E. Johnson,
President and a
Trustee of the Trust, is the President, CEO, a director, shareholder and employee of Johnson Investment Counsel. David C.
Tedford, the Trust's
Secretary, is the Treasurer, a shareholder and an employee of Johnson
Investment Counsel. Dianna J. Thiel, the Treasurer and Chief Financial
Officer of the Trust, is a shareholder and an employee of Johnson
Investment Counsel. Dale H. Coates, Vice President of the Trust, is a director, a shareholder and an employee of Johnson
Investment Counsel.
Richard T. Miller, Vice President of the Trust, is a shareholder and an employee of Johnson Investment Counsel. Because of their roles with
Johnson Investment Counsel, Mr. Johnson, Mr. Tedford,
Ms. Thiel, Mr.
Coates and Mr. Miller may be deemed to have an interest in the approval of the new management agreements for the Funds. In addition, Mr.
Johnson and Ms. Thiel may be deemed to have a material interest in
Johnson Financial, Inc., a wholly-owned subsidiary of Johnson Investment
Counsel which provides administrative, transfer agency and fund accounting services to the Funds. Mr. Johnson is President and a
Director of Johnson Financial, Inc. and Ms. Thiel is
Chief Operations
Officer of Johnson Financial, Inc.

THE APPLICABLE MANAGEMENT AGREEMENT IS ATTACHED AS
EXHIBIT A.  IF YOU ARE A SHAREHOLDER OF THE GROWTH
FUND,
THE OPPORTUNITY FUND, THE REALTY FUND, THE FIXED
INCOME
FUND OR THE MUNICIPAL INCOME FUND, YOU WILL RECEIVE A
FORM OF MANAGEMENT AGREEMENT FOR THE NON-
INSTITUTIONAL FUNDS.  IF YOU ARE A SHAREHOLDER OF ONE
OF
THE INSTITUTIONAL BOND FUNDS, YOU WILL RECEIVE THE
MANAGEMENT AGREEMENT FOR THOSE FUNDS.  YOU SHOULD
READ THE AGREEMENT.  THE DESCRIPTION IN THIS PROXY
STATEMENT OF THE NEW MANAGEMENT AGREEMENTS IS ONLY A
SUMMARY.

CONSIDERATIONS BY THE BOARD OF TRUSTEES: At a meeting of the Board of Trustees held on September 19, 2001, the Board of
Trustees, including the Independent Trustees, evaluated the impact on the
Funds of the Acquisition. In evaluating the impact of the Acquisition, the
Board, including the Independent Trustees, considered information presented by Timothy E. Johnson. The Independent
Trustees met
separately with legal counsel.

Based on its review, the Board of Trustees believes that approval of the proposed new management agreements is in the best interests of the
Trust and the Funds' shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new management agreements.
In making this
recommendation, the Trustees primarily evaluated 1) the experience, reputation, qualifications and background of the investment personnel of
Johnson Investment Counsel and the fact that such personnel would remain intact, 2) the nature and quality of operations and services that
Johnson Investment Counsel is expected to provide the Funds with no change in fees and 3) the benefits of continuity in services to be provided after the Acquisition.
The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to 1) the performance of the Funds since commencement of their operations,
2) the investment
objectives and policies of the Funds, 3) that the compensation to be paid under each new management agreement will be the same as the rate paid under the corresponding old management agreement, 4) that the terms of the new management agreements are materially identical to the terms of the old agreements, and 5) that the financial and other resources of
Johnson Investment Counsel would assure that Johnson
Investment
Counsel will be able to furnish the same high quality services to each
Fund with no negative impact to shareholders.
The Trustees viewed as particularly significant the representation of Mr.
Johnson that all operations and personnel would remain the same and that no change is expected in the operation of Johnson Investment
Counsel as a result of the Acquisition, or in the scope and quality of services provided to the Funds.
As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees, by separate vote of the
Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreements and voted to recommend them to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE
INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW
MANAGEMENT AGREEMENTS

OTHER BUSINESS
The Board knows of no other business to be brought before the Meeting.
However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

Johnson Investment Counsel, 3777 West Fork Road,
Cincinnati, Ohio
45247 serves as investment adviser to the Funds. In this capacity,
Johnson Investment Counsel is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson
Investment Counsel, like
its predecessor, JIC, is a Cincinnati-based company.
From its inception in
1965, JIC grew to become the largest independent investment advisory firm in the Cincinnati area. As of September 30, 2001, JIC had over $2.7 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson Investment Counsel solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson Investment Counsel is responsible for the investment decisions and the day-to-day management of the Funds.
The aggregate management fees paid to JIC for the fiscal year ended
December 31, 2000 by each Fund were: Johnson Growth
Fund:
$583,222; Johnson Opportunity Fund: $689,197;
Johnson Realty Fund:
$68,591; Johnson Fixed Income Fund: $262,658; Johnson
Municipal
Income Fund: $35,673; JIC Institutional Bond Fund I:
$33,562; JIC
Institutional Bond Fund II: $31,321; and JIC
Institutional Bond Fund III:
$31,463. The following persons own 10% or more of the outstanding voting securities of Johnson Investment Counsel:
Timothy E. Johnson,
Dale H. Coates, David C. Tedford and Scott F.
Muhlhauser.  The address
of Mr. Johnson, Mr. Coates, Mr. Tedford and Mr.
Muhlhauser is 3777
West Fork Road, Cincinnati, Ohio 45247.

The table below gives the name, address and principal occupation of each current director and principal executive officer of Johnson Investment
Counsel. Unless otherwise stated, the mailing address for each person is
3777 West Fork Road, Cincinnati, Ohio 45247.

NAME AND ADDRESS	POSITION WITH JOHNSON INVESTMENT
COUNSEL
Timothy E. Johnson	President, CEO and Director
Janet L. Johnson	Director
Dale H. Coates	Director, Portfolio Manager

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
As of October 31, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

Growth Fund:
Client accounts held at Johnson Investment Counsel with full advisory discretion: 294,584.025 shares, 14.64%.
Johnson Investment Counsel Employee 401K/Profit
Sharing Plan:
125,668.702 shares, 6.25%.
The Covenant Foundation, 3777 West Fork Road,
Cincinnati, Ohio 45247:
140,782.461 shares, 7.00%. The Covenant Foundation is an entity which may be deemed to be controlled by officers and/or employees of Johnson
Investment Counsel.

Opportunity Fund:
Client accounts held at Johnson Investment Counsel with full advisory discretion: 1,632,556.932 shares, 66.89%.

Realty Fund:
Client accounts held at Johnson Investment Counsel with full advisory discretion: 373,268.018 shares, 53.35%.
The Covenant Foundation, 3777 West Fork Road,
Cincinnati, Ohio 45247:
139,815.354  shares, 19.98%.
The Oakmont Trust, 3777 West Fork Road, Cincinnati,
Ohio 45247:
67,336.652 shares, 9.63%. The Oakmont Trust is an entity which may be deemed to be controlled by officers and/or employees of Johnson
Investment Counsel.

Fixed Income Fund:
Client accounts held at Johnson Investment Counsel with full advisory discretion: 956,662.052 shares, 39.23%.
The Covenant Foundation, 3777 West Fork Road,
Cincinnati, Ohio 45247:
239,911.468 shares, 9.84%.

Municipal Income Fund:
Client accounts held at Johnson Investment Counsel with full advisory discretion: 402,333.611 shares, 84.27% (including the Lisa Miller
Westwater Trust, 3777 West Fork Road, Cincinnati,
Ohio 45247:
41,257.720 shares, 8.64%).

Institutional Bond Fund I:
Covie and Company, 5101 North Francisco Street,
Chicago, Illinois
60625:  100%.

Institutional Bond Fund II:
Covie and Company, 5101 North Francisco Street,
Chicago, Illinois
60625:  100%.

Institutional Bond Fund III:
Covie and Company, 5101 North Francisco Street,
Chicago, Illinois
60625:  100%.

SECURITY OWNERSHIP OF MANAGEMENT
The shares of each Fund beneficially owned by each Trustee and named executive officer of the Trust, as of October 31, 2001 is shown in the following table. For this purpose, "beneficial ownership" is defined in the regulations under section 13(d) of the Securities
Exchange Act of 1934.
The information is based on statements furnished to the Trust by the nominees.


NAME/POSITION HELD	NAME OF FUND	AMOUNT
BENEFICIALLY OWNED	PERCENT OF FUND
Timothy E. Johnson	Growth	189,950.726 (1)
	9.44%
President and Trustee	Opportunity	175,131.635 (2)
	7.18%
	Realty	218,761.901 (3)	31.27%
	Fixed Income	372,318.662 (4,5)	15.27%

John W. Craig, Trustee	Opportunity	1,936.388	*
Ronald H. McSwain	Growth	17,700.213	*
Trustee	Opportunity	31,212.701	1.28%
	Fixed Income	18,551.756	*
Kenneth H. Shull	Growth	1,015.961	*
Trustee	Opportunity	1,119.768	*

1) Includes 148,013.671 shares owned by various trusts over which Mr.
Johnson has shared voting and investment discretion and 8,584.638 shares owned by various trusts over which he has sole voting and investment discretion.
2) Includes 144,590.313 shares owned by various trusts over which Mr.
Johnson has shared voting and investment discretion and 12,551.188 shares owned by various trusts over which he has sole voting and investment discretion.
3) Includes 207,182.006 shares owned by various trusts over which Mr.
Johnson has shared voting and investment discretion.
4) Includes 242,547.880 shares owned by various trusts over which Mr.
Johnson has shared voting and investment discretion and 2,164.119 shares owned by various trusts over which he has sole voting and investment discretion.
5) Includes 79,760.429 shares owned by Johnson Trust
Company where
Mr. Johnson is an officer and has shared voting and investment discretion.

*Less than 1% of the Fund.

In addition to the applicable beneficial ownership
described above, the
officers and Trustees as a group beneficially owned
as of October 31,
2001, the following percent of the outstanding shares
of each of the
Funds:   Growth Fund: 11.80%; Opportunity Fund:
9.13%; Realty Fund:
33.00%; Fixed Income Fund: 17.45%; Municipal Income
Fund: 0%;
Institutional Bond Fund I:  0%; Institutional Bond
Fund II: 0%; and
Institutional Bond Fund III: 0%.

OPERATION OF THE FUNDS
The Funds are a series of Johnson Mutual Funds Trust,
an open-end
investment company organized as an Ohio business
trust on September
30, 1992.  The Board of Trustees supervises the
business activities of the
Funds.   As described above, the Trust currently
retains Johnson
Investment Counsel to serve as investment adviser to the Funds. The
Trust retains Johnson Financial, Inc., 3777 West Fork
Road, Cincinnati,
Ohio 45247, a wholly-owned subsidiary of Johnson
Investment Counsel
("JFI") to provide the Funds with administrative services and fund accounting services. JFI also serves as transfer agent, dividend paying agent and shareholder services agent for the Funds.
JFI will continue to
provide such services to the Funds after approval of the proposed new management agreements. JFI is an affiliated person of Johnson
Investment Counsel.  For the fiscal year ended
December 31, 2000, JIC
(not the Funds) paid JFI annual fees of $30,000 for services as transfer agent, $18,000 for fund accounting services and $264,000 for administrative services.

SHAREHOLDER PROPOSALS
The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company
Act that must be
met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. David C. Tedford, Secretary,
Johnson Mutual Funds
Trust, 3777 West Fork Road, Cincinnati, Ohio 45247.

PROXY DELIVERY
If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the
Trust at (513) 661-3100 or toll-free at (800) 541-
0170, or write the Trust at
3777 West Fork Road, Cincinnati, Ohio 45247.

BY ORDER OF THE BOARD OF TRUSTEES

David C. Tedford, Secretary

Dated:  November 12, 2001

EXHIBIT A

FORM OF MANAGEMENT AGREEMENT
FOR JOHNSON NON-INSTITUTIONAL FUNDS
JOHNSON GROWTH FUND
JOHNSON OPPORTUNITY FUND
JOHNSON REALTY FUND
JOHNSON FIXED INCOME FUND
JOHNSON MUNICIPAL INCOME FUND

[THIS FORM OF MANAGEMENT AGREEMENT IS REPRESENTATIVE
OF EACH OF THE THREE PROPOSED MANAGEMENT
AGREEMENTS.  YOU SHOULD NOTE THAT THERE ARE TWO
VERSIONS OF PARAGRAPH 8 REGARDING AMENDMENT OF THE
AGREEMENT, BOTH OF WHICH ARE PROVIDED BELOW.  OTHER
DIFFERENCES ARE IMMATERIAL AND NOT PRESENTED IN THIS
FORM.]


TO:	JOHNSON INVESTMENT COUNSEL, INC.
	3777 WEST FORK ROAD
	CINCINNATI, OHIO  45247

Dear Sirs:

Johnson Mutual Funds Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, two of which are the [insert name] Fund and the [insert name] Fund (the
"Funds").

You have been selected to act as the sole investment adviser to the
Funds and to provide certain other services to the Funds, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES:  You will regularly provide
the Funds with
such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for each of the Funds consistent with the respective series' investment objectives and policies. You will determine the securities to be purchased for the Funds, the portfolio securities to be held or sold by each Fund and the portion of each Funds' assets to be held uninvested, subject always to the series' investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the
Funds.

2.	ALLOCATION OF CHARGES AND EXPENSES:  You will
pay all
operating expenses of the Funds, including the compensation and expenses of any trustees, officers and employees of the Trust and of any other persons rendering any services to the Funds;
clerical and
shareholder service staff salaries; office space and other office expenses;
fees and expenses incurred by the Funds in connection with membership in investment company organizations; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Funds; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the
Funds; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Funds' current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations;
advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Funds' shares; and all other operating expenses not specifically assumed by the Funds.

	The Funds will pay all brokerage fees and commissions, taxes, interest, and their share of such extraordinary or non recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto.
You may obtain reimbursement from the Funds, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Funds are obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.	COMPENSATION OF THE ADVISER:  For all of the
services to
be rendered and payments to be made as provided in this Agreement, as of the last day of each month, each Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

	The average value of the daily net assets of the Funds shall be determined pursuant to the applicable provisions of the Declaration of
Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the series as last determined (whether during or prior to such month).

4.	EXECUTION OF PURCHASE AND SALE ORDERS:  In
connection with purchases or sales of portfolio securities for the account of the Funds, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the series the best qualitative execution, taking into account such factors as price
(including the
applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

	You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) to the Trust
and/or the other accounts over which you exercise investment discretion.
You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Funds and you, it is not possible to place a dollar value on such information. The
Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

	Consistent with the Rules of Fair Practice of the National
Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

	Subject to the provisions of the Investment
Company Act of 1940,
as amended, and other applicable law, you or any of your affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Funds, you will act solely as investment counsel for such client and not in any way on behalf of the Funds. Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF ADVISER:  You may
rely on
information reasonably believed by you to be accurate and reliable.
Except as may otherwise be required by the Investment
Company Act of
1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

	Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT:
This
Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years from the date of its execution and from year to year thereafter, subject to annual approval by 1) the Board or
2) a vote of a majority (as defined in the Investment
Company Act of
1940) of the outstanding voting securities of a Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the Investment
Company Act of
1940 of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

	If the shareholders of a Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action;
provided that the compensation
to be paid by the Fund to you for your services to and payments on behalf of the series will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

	This Agreement may, on sixty days written notice, be terminated with respect to a Fund at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of a
Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

7.	USE OF NAME:  The Trust and you acknowledge
that all rights to
the name "Johnson" belong to you and that the Funds are being granted a limited license to use such words in the name of the Funds. In the event you cease to be the adviser to the Funds, the Funds' right to the use of the name "Johnson" shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon thirty
(30) days' written notice by you to the Funds.
Nothing contained herein
shall impair or diminish in any respect, your right to use the name
"Johnson" in the name of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Funds for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT [FOR THE JOHNSON
GROWTH FUND AND THE JOHNSON FIXED INCOME FUND]: No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates and by the
Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8.	AMENDMENT OF THIS AGREEMENT [FOR THE JOHNSON
OPPORTUNITY FUND, THE JOHNSON MUNICIPAL INCOME FUND
AND THE JOHNSON REALTY FUND:  No provision of this
Agreement
may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved 1) by the
Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and 2) if and only if required by the Investment
Company Act of 1940, by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY:  The
term
"Johnson Mutual Funds Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Funds and signed by officers of the
Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the
State of Ohio.

10.	SEVERABILITY:  In the event any provision of
this Agreement is
determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION
	(a)  This Agreement shall be governed by the
laws of the State of
Ohio.

	(b) Any question of interpretation of any term or provision of this
Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.	NOTICES:  Any notices under this Agreement
shall be in writing,
addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.
Until further notice to the other party, it is agreed that the address of the
Trust and your address for this purpose shall be 3777
West Fork Road,
Cincinnati, Ohio 45247.

13.	COUNTERPARTS:  This Agreement may be in one or
more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT:  Each of the undersigned
expressly warrants
and represents that he has the full power and authority to sign this
Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS:  The captions in this Agreement are
included for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

JOHNSON MUTUAL FUNDS TRUST

By:  Timothy E. Johnson, President

ATTEST:
By:  _____
Dated:  _____

MANAGEMENT AGREEMENT
ACCEPTANCE

The foregoing Management Agreement is hereby accepted.

JOHNSON INVESTMENT COUNSEL, INC.

By:  Timothy E. Johnson, President

ATTEST:
By:  _____
Dated:  _____

EXHIBIT A

FORM OF MANAGEMENT AGREEMENT
FOR JOHNSON INSTITUTIONAL FUNDS
JIC INSTITUTIONAL BOND FUND I
JIC INSTITUTIONAL BOND FUND II
JIC INSTITUTIONAL BOND FUND III

TO:	JOHNSON INVESTMENT COUNSEL, INC.
	3777 WEST FORK ROAD
	CINCINNATI, OHIO  45247

Dear Sirs:

Johnson Mutual Funds Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, three of which are the JIC Institutional Bond Fund I, the JIC Institutional
Bond Fund II, and the JIC Institutional Bond Fund III
(the "Funds").

You have been selected to act as the sole investment adviser to the
Funds and to provide certain other services to the Funds, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you, as follows, upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES:  You will regularly provide
the Funds with
such investment advice as you, in your discretion, deem advisable, and will furnish a continuous investment program for each of the Funds consistent with the respective series' investment objectives and policies.
You will determine the securities to be purchased for each of the Funds, the portfolio securities to be held or sold by each of the Funds, and the portion of the Funds' assets to be held uninvested, subject always to the series' investment objectives, policies, and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.
You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Funds.

2.	ALLOCATION OF CHARGES AND EXPENSES:  You will
pay all
organizational and operating expenses of the Funds, including the compensation and expenses of any trustees, officers, and employees of the Trust and of any other persons rendering any services to the Funds;
clerical and shareholder service staff salaries;
office space and other
office expenses; fees and expenses incurred by the Funds in connection with membership in investment company organizations;
legal, auditing
and account expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Funds;
expenses, including
clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Funds current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations;
advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Funds' shares (excluding expenses which each Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended
(the "1940 Act");
and all other organizational and operating expenses not specifically assumed by the Funds.

	The Funds will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest (b) dividend expenses on securities sold short), and their share of such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. Each Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Funds, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Funds is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this
Agreement.

3.	COMPENSATION OF THE ADVISER:  For all of the
services to
be rendered and payments to be made as provided in this Agreement, as of the last day of each month, the JIC Institutional
Bond Fund I will pay
you a fee at the annual rate of 0.30% of the average value of its daily net assets, the JIC Institutional Bond Fund II will pay you a fee at the annual rate of 0.30% of the average value of its daily net assets, and the JIC
Institutional Bond Fund III will pay you a fee at the annual rate of 0.30% of the average value of its daily net assets.

	The average value of the daily net assets of each of the Funds shall be determined pursuant to the applicable provisions of the
Declaration of Trust of the Trust or a resolution of the Board, if required.
If, pursuant to such provisions, the determination of net asset value of a
Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the series as last determined
(whether during or prior to such month).

4.	EXECUTION OF PURCHASE AND SALE ORDERS:  In
connection with purchases or sales of portfolio securities for the account of the Funds, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the series the best qualitative execution, taking into account such factors as price
(including the
applicable brokerage commission or dealer spread), the execution capability, financial responsibility, and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

	You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) the Trust and/or
the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Funds and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

	Consistent with the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. and subjective to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute the Trust portfolio transactions.

	Subject to the provisions of the 1940 Act and other applicable law, you or any of your affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Funds, you will act solely as investment counsel for such client and not in any way on behalf of the
Funds. Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF ADVISER:  You may
rely on
information reasonably believed by you to be accurate and reliable.
Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons, or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this agreement relates, except by reason of willful misfeasance, bad faith, or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons of your obligations and duties under this
Agreement.

	Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT:
This
Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years from the date of its execution and from year to year thereafter, subject to annual approval by (i) the Board or
(ii) a vote of a majority (as defined in the 1940
Act) of the outstanding
voting securities of the Funds, provided that in either event, continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the 1940 Act of you or the Trust, by vote cast in person at a meeting called for the purpose of voting such approval.

	If the shareholders of the Funds fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Funds for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action;
provided that the
compensation to be paid by the Funds to you for your services to and payments or the amount you would have received under this Agreement for furnishing such services and payments.

	This Agreement may, on sixty (60) days written notice, be terminated with respect to the Funds at any time without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Funds or by you. This Agreement shall automatically terminate in the event of its assignment.

7.	USE OF NAME:  The Trust and you acknowledge
that all rights to
the name "Johnson" belong to you and that the Fund is being granted a limited license to use such words in the name of the Fund. In the event you cease to be the adviser to the Funds, the Funds' right to the use of the name "Johnson" shall automatically cease on the thirtieth day following the this Agreement. You may also withdraw the right to the name during the term of this Agreement upon thirty
(30) days written
notice by you to the Funds. Nothing contained herein shall impair or diminish in any respect your right to use the name
"Johnson" in the name
of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Funds for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT:  No provision of
this
Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved: a) by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval; and b) if and only if required by the
1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Funds to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY:  The
term
"Johnson Mutual Funds Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.
The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Funds and signed by officers of the
Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement of Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY:  In the event any provision of
this Agreement is
determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION:  This Agreement
shall be
governed by the laws of the State of Ohio. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and
Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and
Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.	NOTICES:  Any notices under this Agreement
shall be in writing,
addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.
Until further notice to the other party, it is agreed that the address of the
Trust and your address for this purpose shall be 3777
West Fork Road,
Cincinnati, Ohio 45247.

13.	COUNTERPARTS:  This Agreement may be in one or
more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT:  Each of the undersigned
expressly warrants
and represents that he has the full power and authority to sign this
Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS:  The captions in this Agreement are
included for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

JOHNSON MUTUAL FUNDS TRUST


By:
	Timothy E. Johnson, President

ATTEST:

By:	__________________________	Dated:
	_________________________


MANAGEMENT AGREEMENT
ACCEPTANCE


The foregoing Management Agreement is hereby accepted.

JOHNSON INVESTMENT COUNSEL, INC.


By:
	Timothy E. Johnson, President

ATTEST:

By:	__________________________	Dated:
	_________________________

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JOHNSON GROWTH FUND
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JOHNSON GROWTH FUND between the Trust and Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JOHNSON OPPORTUNITY FUND
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JOHNSON OPPORTUNITY FUND between the Trust and
Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JOHNSON FIXED INCOME FUND
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JOHNSON FIXED INCOME FUND between the Trust and
Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JOHNSON MUNICIPAL INCOME FUND
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JOHNSON MUNICIPAL INCOME FUND between the Trust
and
Johnson Investment Counsel, Inc.  Please indicate
your vote by placing
an "X" inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JIC INSTITUTIONAL BOND FUND I
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JIC INSTITUTIONAL BOND FUND I between the Trust
and Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JIC INSTITUTIONAL BOND FUND II
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JIC INSTITUTIONAL BOND FUND II between the Trust
and Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)


JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JIC INSTITUTIONAL BOND FUND III
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JIC INSTITUTIONAL BOND FUND III between the Trust
and Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JOHNSON MUNICIPAL INCOME FUND
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JOHNSON MUNICIPAL INCOME FUND between the Trust
and
Johnson Investment Counsel, Inc.  Please indicate
your vote by placing
an "X" inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)

JOHNSON MUTUAL FUNDS
3777 WEST FORK ROAD
CINCINNATI, OHIO  45247
513-661-3100
800-541-0170

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND
DATED.
PLEASE RETURN THE DETACHMENT BELOW IN THE ENCLOSED
POSTAGE PAID ENVELOPE OR FAX TO US AT 513-661-4901.

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated below, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Johnson Investment Counsel, Inc., 3777
West Fork Road,
Cincinnati, Ohio 45247, on December 18, 2001 at 10:00 a.m. Eastern
Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
Corporate and partnership
proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement for discussion of this matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE
"FOR"
THE PROPOSAL.

 PLEASE DETACH AT THE PERFORATION BELOW AND RETURN IN
THE ENCLOSED POSTAGE PAID ENVELOPE.  THANK YOU.

Fund Name:  JOHNSON REALTY FUND
Account #:	_____
Account Name:	_____
# of Shares:	_____

PROPOSAL:  To approve a new Management Agreement with
respect to
the JOHNSON REALTY FUND between the Trust
and Johnson
Investment Counsel, Inc.  Please indicate your vote
by placing an "X"
inside the brackets of your choice.
For  [   ]
Against  [   ]
Abstain [   ]

Date:  _____

Signature (Title if applicable)